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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                                February 13, 2007
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                                TX HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


           GEORGIA                        000-32335              58-2558701
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

            1701 NORTH JUDGE ELY BLVD. #6420 ABILENE, TX            79601
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              (Address of Principal Executive Offices)           (Zip Code)


                                  305.420.6781
              (Registrant's telephone number, including area code)
                                ----------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TX Holdings has received a $7,500,000 letter of commitment from its investment banker's The Baron Group Ltd. The funding is to be broken into three components $500,000 of bridge funding, $2,000,000 in equity and $5,000,000 in the form of debt to be based on the companies energy reserves. All of this funding is to be done on a best efforts basis.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  FEBRUARY 13,2007



                                   BY:   /S/ MARK NEUHAUS
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                                         MARK NEUHAUS, CHAIRMAN AND PRESIDENT